UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021

Crescent Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-41132	87-1133610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 337-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On December 21, 2021, Crescent Energy Company (the “Company”) announced certain operational updates. A copy of the Company’s press release relating to such operational updates is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by this reference.

On December 21, 2021, the Company posted an updated investor presentation to its website www.crescentenergyco.com entitled “Creating A Differentiated U.S. Energy Company.” A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The information contained on the Company’s website shall not be deemed part of this report.

The information contained in this Item 2.01, including the exhibits, shall not be deemed “filed” with the U.S. Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

The information contained in this Item 7.01, including the exhibits, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 21, 2021.

99.2	Investor Presentation, dated December 21, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021

CRESCENT ENERGY COMPANY

By:	/s/ Bo Shi
Name:	Bo Shi
Title:	General Counsel

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